EXHIBIT 99.1

Akorn Reports Preliminary 2014 Third Quarter Results

Expects Strong Fourth Quarter With Revenues Between $215 Million and $225 Million and Adjusted EPS Between $0.44 and $0.46

LAKE FOREST, Ill., Nov. 6, 2014 (GLOBE NEWSWIRE) -- Akorn, Inc. (Nasdaq:AKRX), a niche pharmaceutical company, today reported preliminary financial results for the fiscal third quarter ended September 30, 2014.

Consolidated revenues for the third quarter were $132.7 million and included $39.9 million of costs associated with price increases. Excluding these costs, third quarter adjusted net income per diluted share was $0.27. The Company's prior full year guidance for revenue and adjusted net income per diluted share included an estimated $25 million in costs associated with price increases.

Third Quarter 2014 Key Highlights and Accomplishments

  Received FDA approval on four new products with a combined IMS market size of $228 million. Product approvals included: Zoledronic Acid Injection 5mg/100 mL; Adenosine Injection USP, 3mg/mL 20mL and 30mL; Tobramycin Injection USP, 40mg/mL 2mL and 30mL; and Gatifloxacin Ophthalmic Solution, 0.5%.
  Completed the acquisition of VPI Holdings Corp., the parent company of VersaPharm Incorporated, in early August.
  In early October, completed the acquisition of Xopenex® inhalation solution from Sunovion Pharmaceuticals, which is expected to add $18 million to $20 million in annual revenue and $0.07 to $0.08 adjusted net income per diluted share in 2015.
  In early October, completed the acquisition of five FDA (CVM) approved veterinary injectable brands: AnaSed®, Tolazine®, Yobine®, Butorphic® and VetaKet®, and a pipeline of four injectable drugs from LLOYD, Inc.
  Adjusts fourth quarter 2014 outlook to reflect the full impact of improved pricing. Fourth quarter revenue, excluding the impact of costs associated with price increases are projected between $215 and $225 million. Adjusted net income per diluted share is projected between $0.44 and $0.46.

Raj Rai, Chief Executive Officer commented, "Our strong business momentum continued this quarter, with double digit organic growth and strong performance from the acquisitions that were completed over the last 12 months. Our strategic initiatives to diversify our portfolio of products have allowed us to reinvent the business, which has opened numerous new market opportunities and has positioned Akorn as a much broader provider of specialty generics. Our current portfolio of marketed and pipeline products operate in strong markets with favorable competitive dynamics, which will provide us with sustainable growth opportunities as we move forward. We expect to close 2014 with record sales and earnings, which will set us firmly on the path to achieve over $1 billion in annual sales in the future."

Financial Results for the Quarter Ended September 30, 2014

Consolidated revenue for the third quarter of 2014 was $132.7 million, an increase of 62% over the third quarter 2013 consolidated revenue of $81.9 million. Third quarter 2014 consolidated revenue was reduced by $39.9 million in costs associated with third quarter price increases. The year-over-year increase, excluding the impact of these costs, was largely driven by the Hi-Tech and VersaPharm acquisitions, the addition of several branded ophthalmic products which were acquired in late 2013 and early 2014, as well as strength in Akorn's established base business.

Consolidated gross margin for the third quarter of 2014 was 39% compared with 53% in the third quarter of 2013. In addition to the costs associated with price increases, third quarter 2014 consolidated gross margin included $6.3 million in amortization of the step-up of Hi-Tech and VersaPharm acquired inventories. Excluding the impact of these items, third quarter 2014 gross margin was 57%.

GAAP net loss for the third quarter of 2014 was ($11.7) million, or a loss of ($0.11) per share compared to GAAP net income of $12.2 million, or $0.11 per diluted share in the comparable prior year quarter. Excluding the impact of costs associated with price increases and other non-GAAP adjustments, adjusted net income for the third quarter of 2014 was $32.6 million, or $0.27 per diluted share compared to adjusted net income of $16.7 million, or $0.15 per diluted share in the comparable prior year quarter. Third quarter 2014 adjustments to net income included a number of items described in the GAAP to non-GAAP reconciliation later in this release.

2014 Updated Outlook

The 2014 outlook table below includes the following:

  The prior outlook which was given with the reporting of second quarter 2014 financial results
  The prior outlook revised to exclude the impact of costs associated with price increases
  Updated 2014 outlook which excludes the impact of costs associated with price increases

All guidance figures shown are non-GAAP consistent with the Company's definition of non-GAAP adjustments which are described later in this release.

	Prior		Prior Outlook	Updated
	Outlook		Revised b	Outlook c

Total revenues (Non-GAAP)	$580 - 600		$605 - 625	$630 - 640	million

Total gross margin percentage (Non-GAAP)	56 - 57	a	60 - 61	58%

SG&A expenses (Non-GAAP)	$80 - 83	a	$74 - 77	$85 - 88	million

R&D expenses	$39 - 41		$39 - 41	$32 - 34	million

Income tax rate (Non-GAAP)	37.2		37.2	37.7%

Adjusted net income (Non-GAAP)	$118 - 125		$134 - 140	$136 - 138	million

Adjusted net income per diluted share	$1.00 - 1.05		$1.13 - 1.18	$1.13 - 1.15

Adjusted EBITDA (Non-GAAP)	$230 - 240		$255 - 265	$265 - 270	million

Capital expenditures	$35 - 40		$35 - 40	$30 - 35	million

Fully diluted share count	118		118	120	million

a - Prior Outlook was provided on a GAAP-basis.
b - Prior Outlook revised to exclude $25 million in estimated cost of price increases
c - Updated Outlook which excludes the impact of costs associated with price increases

2014 Updated Outlook Assumptions

  Revenue excludes the impact of costs associated with price increases.
  No additional product approvals for the remainder of the year are included.
  Assumes no competing generic is launched for Nembutal.
  The Company anticipates ending the year at a $20 million annual run-rate for synergies.
  Fully diluted share count is based on most recent share price.

Akorn's R&D Pipeline

The Company has 90 ANDAs filed with the FDA with a combined annual addressable IMS market size of approximately $8.6 billion.  The Company has completed development work on six additional products with a combined annual addressable IMS market size of approximately $0.2 billion and expects to file these products with the FDA shortly.

During the third quarter, the Company responded to six Complete Response Letters (CRLs) and received 11 new CRLs from the FDA. Of the 90 ANDA filings pending, five are tentatively approved and 34 have received CRLs, 20 of which are pending the Company's response.

Third quarter 2014 Conference Call

Akorn, Inc. will host a conference call at 10:00 a.m. Eastern Time on Thursday, November 6, 2014, to discuss third quarter 2014 results followed by a Q&A session. The domestic call-in number is 877-415-4117 and the international call-in number is 678-224-7719. The confirmation code for all callers is 24405342. The URL for the webcast is http://www.media-server.com/m/p/hp5vjo2i. A live broadcast of the conference call will also be available online at www.akorn.com under the Investor Relations tab and available for replay for 90 days.

About Akorn, Inc.

Akorn, Inc. is a niche generic pharmaceutical company engaged in the development, manufacture and marketing of multisource and branded pharmaceuticals. Akorn has manufacturing facilities located in Decatur, Illinois; Somerset, New Jersey; Amityville, New York and Paonta Sahib, India where the Company manufactures ophthalmic, injectable and niche, non-sterile pharmaceuticals. Additional information is available on the Company's website at www.akorn.com.

Forward Looking Statements

This press release includes statements that may constitute "forward-looking statements", including projections of certain measures of Akorn's results of operations, projections of sales, projections of certain charges and expenses, projections related to the number and potential market size of ANDAs, projections with respect to timing and impact of pending acquisitions, and other statements regarding Akorn's goals, regulatory approvals and strategy. Akorn cautions that these forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Because such statements inherently involve risks and uncertainties, actual future results may differ materially from those expressed or implied by such forward-looking statements. You can identify these statements by the fact that they do not relate strictly to historical or current facts. They use words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," and other words and terms of similar meaning in connection with a discussion of future operating or financial performance. Factors that could cause or contribute to such differences include, but are not limited to: statements relating to future steps we may take, prospective products, prospective acquisitions, future performance or results of current and anticipated products and acquired assets, sales efforts, expenses, the outcome of contingencies such as legal proceedings, and financial results. These cautionary statements should be considered in connection with any subsequent written or oral forward-looking statements that may be made by the Company or by persons acting on its behalf and in conjunction with its periodic SEC filings. You are advised, however, to consult any further disclosures we make on related subjects in our reports filed with the SEC. In particular, you should read the discussion in the section entitled "Cautionary Statement Regarding Forward-Looking Statements" in our most recent Annual Report on Form 10-K, as it may be updated in subsequent reports filed with the SEC. That discussion covers certain risks, uncertainties and possibly inaccurate assumptions that could cause our actual results to differ materially from expected and historical results. Other factors besides those listed there could also adversely affect our results.

Non-GAAP Financial Measures

In addition to reporting financial information required in accordance with U.S. generally accepted accounting principles (GAAP), Akorn is also reporting Adjusted EBITDA, Adjusted net income, which incorporates, Adjusted revenues, Adjusted cost of sales and gross margin, Adjusted SG&A, Adjusted acquisition-related costs, Adjusted amortization, Adjusted debt financing costs, Adjusted non-cash interest expense, Adjusted other non-operating income, net and Adjusted income tax provision, and Adjusted net income per diluted share, which are non-GAAP financial measures. Since Adjusted EBITDA, Adjusted net income and Adjusted net income per diluted share are non-GAAP financial measures, they should not be used in isolation or as a substitute for consolidated statements of operations and cash flow data prepared in accordance with GAAP. In addition, Akorn's definitions of Adjusted EBITDA, Adjusted net income and Adjusted net income per diluted share may not be comparable to similarly titled non-GAAP financial measures reported by other companies. For a full reconciliation of Adjusted EBITDA and Adjusted net income to GAAP net income, please see the attachments to this earnings release.

Adjusted EBITDA, as defined by the Company, is calculated as follows:

Net income, plus:

  Interest income (expense), net
  Provision for income taxes
  Depreciation and amortization
  Amortization of acquisition related inventory step-up
  Non-cash expenses, such as share-based compensation expense, and amortization of financing costs
  Other adjustments, such as costs associated with price increases, legal settlements and various acquisition and disposition related expenses
  Less settlement of product warranty liability
  Less gains (or plus losses) on foreign currency transactions
  Less gains related to acquisitions and divestitures

The Company believes that Adjusted EBITDA is a meaningful indicator, to both Company management and investors, of the past and expected ongoing operating performance of the Company. EBITDA is a commonly used and widely accepted measure of financial performance. Adjusted EBITDA is deemed by the Company to be a useful performance indicator because it includes an add back of non-cash and non-recurring operating expenses which have little to no bearing on cash flows and may be subject to uncontrollable factors not reflective of the Company's true operational performance (i.e. fair value adjustments to the carrying value of stock warrants liability).

Adjusted net income, as defined by the Company, is calculated as follows:

Net income, plus:

  The recorded provision for income taxes
  Intangible asset amortization
  Amortization of acquisition related inventory step-up
  Non-cash expenses, such as non-cash interest, share-based compensation expense, and amortization of financing costs
  Other adjustments, such as costs associated with price increases, legal settlements and various acquisition and disposition related expenses
  Less an estimated cash tax provision, net of the benefit from utilizing NOL carry-forwards
  Less settlement of product warranty liability
  Less gains (or plus losses) on foreign currency transactions
  Less gains related to acquisitions and divestitures

Adjusted net income per diluted share is equal to Adjusted net income divided by the actual or anticipated diluted share count for the applicable period.

The Company believes that Adjusted net income and Adjusted net income per diluted share are meaningful financial indicators, to both Company management and investors, in that they exclude non-cash income and expense items that have no impact on current or future cash flows, as well as other income and expense items that are not expected to recur and therefore are not reflective of continuing operating performance. Adjusted net income and Adjusted net income per diluted share provide the Company and investors with income figures that would be expected to be more aligned with cash flows than GAAP net income, which includes a number of non-cash income and expense items.

While the Company uses Adjusted EBITDA, Adjusted net income and Adjusted net income per diluted share in managing and analyzing its business and financial condition and believes these non-GAAP financial measures to be useful to investors in evaluating the Company's performance, each of these financial measures has certain shortcomings. Adjusted EBITDA does not take into account the impact of capital expenditures on either the liquidity or the financial performance of the Company and likewise omits share-based compensation expenses, which may vary over time and may represent a material portion of overall compensation expense. Adjusted net income does not take into account non-cash expenses that reflect the amortization of past expenditures, or include stock-based compensation, which is an important and material element of the Company's compensation package for its directors, officers and other key employees. Due to the inherent limitations of each of these non-GAAP financial measures, the Company's management utilizes comparable GAAP financial measures to evaluate the business in conjunction with Adjusted EBITDA, Adjusted net income and Adjusted net income per diluted share and encourages investors to do likewise.

AKORN, INC.
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
IN THOUSANDS, EXCEPT PER SHARE DATA
(UNAUDITED)

	PRELIMINARY		PRELIMINARY
	THREE MONTHS ENDED		NINE MONTHS ENDED
	September 30,		September 30,
	2014	2013	2014	2013

Revenues	$ 132,732	$ 81,892	$ 374,103	$ 232,758
Cost of sales (excluding amortization of intangibles)	80,998	38,195	196,042	107,824
GROSS PROFIT	51,734	43,697	178,061	124,934

Selling, general and administrative expenses	27,779	13,645	66,341	39,093
Acquisition-related costs	8,062	1,459	29,289	1,978
Research and development expenses	7,918	4,837	21,389	15,857
Amortization of intangibles	14,017	1,568	27,381	4,978
TOTAL OPERATING EXPENSES	57,776	21,509	144,400	61,906

OPERATING INCOME (LOSS)	(6,042)	22,188	33,661	63,028

Debt financing costs	(2,509)	(211)	(11,099)	(622)
Non-cash interest expense	(1,299)	(1,163)	(3,954)	(3,427)
Interest expense, net	(10,507)	(991)	(17,930)	(2,960)
Gain from product divestiture	839	--	9,807	--
Other non-operating income, net	979	159	980	202
INCOME (LOSS) BEFORE INCOME TAXES	(18,539)	19,982	11,465	56,221
Income tax (benefit) provision	(6,889)	7,777	4,278	20,537
NET INCOME (LOSS) FROM CONTINUING OPERATIONS	$ (11,650)	$ 12,205	$ 7,187	$ 35,684

NET LOSS FROM DISCONTINUED OPERATIONS	$ --	$ --	$ (503)	$ --

NET (LOSS) INCOME	$ (11,650)	$ 12,205	$ 6,684	$ 35,684

NET INCOME (LOSS) PER SHARE:
BASIC FROM CONTINUING OPERATIONS	$ (0.11)	$ 0.13	$ 0.07	$ 0.37
DILUTED FROM CONTINUING OPERATIONS	$ (0.11)	$ 0.11	$ 0.06	$ 0.32
BASIC	$ (0.11)	$ 0.13	$ 0.07	$ 0.37
DILUTED	$ (0.11)	$ 0.11	$ 0.06	$ 0.32

SHARES USED IN COMPUTING NET INCOME
PER SHARE:
BASIC	105,438	96,238	101,784	96,096
DILUTED	120,044	113,717	118,535	112,644

COMPREHENSIVE INCOME (LOSS):
Net income (loss)	(11,650)	12,205	6,684	35,684
Unrealized holding of security sale, net of tax	1,070	--	1,070	--
Foreign currency translation gain (loss)	(1,466)	(2,603)	86	(7,224)
Comprehensive income (loss)	(12,046)	9,602	$ 7,840	$ 28,460

AKORN, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
IN THOUSANDS, EXCEPT SHARE DATA
(UNAUDITED)

	PRELIMINARY
	SEPTEMBER 30,	DECEMBER 31,
	2014	2013
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$ 131,466	$ 34,178
Trade accounts receivable, net	138,256	64,998
Inventories	132,830	55,982
Deferred taxes, current	40,708	7,945
Available for sale security, current	10,804	--
Prepaid expenses and other current assets	31,517	5,753
TOTAL CURRENT ASSETS	485,581	168,856
PROPERTY, PLANT AND EQUIPMENT, NET	139,372	82,108
OTHER LONG-TERM ASSETS:
Goodwill	290,648	29,831
Product licensing rights, net	670,757	115,900
Other intangibles, net	254,685	14,605
Deferred financing costs	22,942	5,676
Deferred taxes, non-current	3,307	1,643
Long-term investments	208	10,006
Other	2,377	3,180
TOTAL OTHER LONG-TERM ASSETS	1,244,924	180,841
TOTAL ASSETS	$ 1,869,877	$ 431,805

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
Trade accounts payable	$ 36,714	$ 22,999
Purchase consideration payable	20,728	14,728
Income taxes payable	--	1,459
Accrued royalties	14,533	6,004
Accrued compensation	12,625	7,692
Current maturities of long-term debt	10,494	--
Accrued expenses and other liabilities	31,765	8,363
TOTAL CURRENT LIABILITIES	126,859	61,245
LONG-TERM LIABILITIES:
Debt, Long-term	1,146,585	108,750
Deferred tax liability	274,165	--
Lease incentive obligations and other long-term liabilities	1,946	1,630
TOTAL LONG-TERM LIABILITIES	1,422,696	110,380
TOTAL LIABILITIES	1,549,555	171,625
SHAREHOLDERS' EQUITY:
Common stock, no par value --- 150,000,000 shares authorized,107,330,516 and 96,569,186 shares issued and outstanding September 30, 2014 and December 31, 2013, respectively	309,482	239,235
Warrants to acquire common stock	--	17,946
Retained earnings	22,051	15,366
Accumulated other comprehensive loss	(11,211)	(12,367)
TOTAL SHAREHOLDERS' EQUITY	320,322	260,180
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$ 1,869,877	$ 431,805

AKORN, INC.
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
IN THOUSANDS (UNAUDITED)

	PRELIMINARY		PRELIMINARY
	THREE MONTHS ENDED		NINE MONTHS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,
	2014	2013	2014	2013
OPERATING ACTIVITIES
Consolidated net income	$ (11,650)	$ 12,205	$ 6,684	$ 35,684
Loss from discontinued operations	$ --	$ --	$ 503	$ --
Adjustments to reconcile consolidated net income to net cash provided by operating activities:
Depreciation and amortization	18,908	3,274	37,773	9,925
Debt financing costs	2,510	211	11,099	622
Amortization of favorable (unfavorable) contract asset (liability)	18	(157)	53	(475)
Amortization of inventory step-up	6,285	--	9,844	--
Non-cash stock compensation expense	1,663	1,430	4,994	5,674
Non-cash interest expense	1,299	1,163	3,954	3,426
Gain from product divestiture	(839)	--	(9,807)	--
Deferred tax assets, net	17,400	628	7,441	1,829
Excess tax benefit from stock compensation	(31,437)	(447)	(32,268)	(1,192)
Non-cash settlement of product warranty liability	--	--	--	(1,299)
Equity in earnings of unconsolidated joint venture	--	--	--	(76)
Changes in operating assets and liabilities:
Trade accounts receivable	10,754	(3,950)	(17,237)	(10,858)
Inventories	(9,964)	(147)	(14,177)	(4,575)
Prepaid expenses and other assets	(13,977)	329	(9,648)	867
Trade accounts payable	(2,625)	1,595	2,340	1,444
Accrued expenses and other liabilities	3,922	4,878	12,721	1,414
NET CASH (USED) PROVIDED BY OPERATING ACTIVITIES	(7,733)	21,012	14,269	42,410

INVESTING ACTIVITIES
Payments for acquisitions and equity investments	(350,456)	--	(929,771)	(513)
Proceeds from disposal of assets	1,000	--	58,750	--
Payments for other intangible assets	(2,199)	--	(8,499)	--
Purchases of property, plant and equipment	(7,464)	(2,777)	(19,393)	(7,936)
NET CASH USED IN INVESTING ACTIVITIES	(359,119)	(2,777)	(898,913)	(8,449)

FINANCING ACTIVITIES
Proceeds from issuance of debt	445,000	--	1,045,000	--
Debt repayment	(81,813)	--	(81,813)	--
Debt financing costs	(8,808)	(2,557)	(28,462)	(2,557)
Excess tax benefit from stock compensation	31,437	447	32,268	1,192
Net proceeds from common stock offering and warrant exercises	--	--	8,171	--
Proceeds under stock option and stock purchase plans	4,796	1,174	6,867	2,439
NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES	390,613	(936)	982,032	1,074

Effect of changes in exchange rates on cash & cash equivalents	(201)	(113)	(99)	(218)
INCREASE IN CASH AND CASH EQUIVALENTS	23,559	17,186	97,288	34,817
Cash and cash equivalents at beginning of period	107,907	58,412	34,178	40,781
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$ 131,466	$ 75,598	$ 131,466	$ 75,598

AKORN, INC.
RECONCILIATION OF NET INCOME TO NON-GAAP ADJUSTED EBITDA
IN THOUSANDS (UNAUDITED)

	PRELIMINARY		PRELIMINARY
	THREE MONTHS ENDED		NINE MONTHS ENDED
	September 30,		September 30,
	2014	2013	2014	2013

NET INCOME (LOSS) FROM CONTINUING OPERATIONS	$ (11,650)	$ 12,205	$ 7,187	$ 35,684

ADJUSTMENTS TO ARRIVE AT EBITDA:
Depreciation expense	4,891	1,706	10,392	4,947
Amortization expense	14,017	1,568	27,381	4,978
Interest expense, net	10,507	992	17,930	2,961
Non-cash interest expense	1,299	1,163	3,954	3,426
Income tax provision	(6,889)	7,777	4,278	20,537
EBITDA	$ 12,175	$ 25,411	$ 71,122	$ 72,533

NON-CASH AND OTHER NON-RECURRING INCOME AND EXPENSES:
Acquisition-related expenses	8,062	1,459	29,289	2,299
Non-cash stock compensation expense	1,663	1,430	4,994	5,674
Non-cash settlement of product warranty liability	--	--	--	(1,299)
Gain from foreign currency forward contracts	15	--	(689)	--
Gain from product divestiture	(839)	--	(9,807)	--
Amortization of inventory gross-up	6,285	--	9,844	--
Debt financing costs	2,509	211	11,099	622
Other costs associated with acquisitions	--	--	1,400	--
Revenue adjustments related to pricing changes	39,860	--	39,860	--
Accelerated depreciation on plant assets	949	--	949	--
Litigation settlement	--	385	(291)	385
ADJUSTED EBITDA	$ 70,679	$ 28,896	$ 157,770	$ 80,214

RECONCILIATION OF NON-GAAP MEASURES
IN THOUSANDS, EXCEPT PER SHARE DATA
(UNAUDITED)

	Three Months Ended
	September 30, 2014 (Preliminary)				September 30, 2013 (Preliminary)
		Non-GAAP				Non-GAAP
	GAAP	Adjustments		As Adjusted	GAAP	Adjustments		As Adjusted
Revenues	$ 132,732	$ 39,860	a	$ 172,592	$ 81,892	$ --		$ 81,892
Cost of sales (excluding amortization of intangibles)	80,998	(7,234)	b	73,764	38,195	--		38,195
GROSS PROFIT	51,734	47,094		98,828	43,697	--		43,697
Selling, general and administrative expenses	27,779	(1,663)	c	26,116	13,645	(1,430)	c	12,215
Acquisition-related costs	8,062	(8,062)	d	--	1,459	(1,459)	d	--
Research and development expenses	7,918	--		7,918	4,837	--		4,837
Amortization	14,017	(14,017)	e	--	1,568	(1,568)	e	--
TOTAL OPERATING EXPENSES	57,776	(23,742)		34,034	21,509	(4,457)		17,052
OPERATING INCOME	(6,042)	70,836		64,794	22,188	(4,457)		26,645
Amortization of financing costs	(2,509)	2,509	f	--	(211)	211	f	--
Non-cash interest expense	(1,299)	1,299	g	--	(1,163)	1,163	g	--
Interest expense, net	(10,507)	--		(10,507)	(991)	--		(991)
Gain (loss) from product acquisitions and divestitures	839	(839)	h	--	--	--		--
Other non-operating income, net	979	15	i	994	159	385	j	544
INCOME (LOSS) BEFORE TAXES FROM CONTINUING OPERATIONS	(18,539)	73,820		55,281	19,982	6,216		26,198
Income tax (benefit) provision	(6,889)	29,606	k	22,717	7,777	1,765	k	9,542
NET INCOME (LOSS) FROM CONTINUING OPERATIONS	$ (11,650)	$ 44,214		$ 32,564	$ 12,205	$ 4,451		$ 16,656
DILUTED (BASIC) NET INCOME (LOSS) PER SHARE	$ (0.11)	$ 0.37		$ 0.27	$ 0.11	$ 0.04		$ 0.15
FROM CONTINUING OPERATIONS
DILUTED/BASIC SHARES OUTSTANDING	105,438	120,044		120,044	113,717	113,717		113,717
Gross Margin	39.0%			57.3%	53.4%			53.4%
Operating Margin	-4.6%			37.5%	27.1%			32.5%

a - Costs associated with price increases
b - Amortization of inventory step-up and accelerated depreciation on plant assets
c - Stock compensation expense
d - Acquisition-related costs
e - Amortization expense
f - Amortization of financing costs
g - Non-cash interest expense on convertible debt outstanding
h - Includes gain (loss) from product acquisitions and divestitures
i - Includes foreign currency adjustments
j - Litigation settlement
k - Total tax effect from non-GAAP pre-tax adjustments

RECONCILIATION OF NON-GAAP MEASURES
IN THOUSANDS, EXCEPT PER SHARE DATA
(UNAUDITED)

	Nine Months Ended
	September 30, 2014 (Preliminary)				September 30, 2013 (Preliminary)
		Non-GAAP				Non-GAAP
	GAAP	Adjustments		As Adjusted	GAAP	Adjustments		As Adjusted
Revenues	$ 374,103	$ 39,860	a	$ 413,963	$ 232,758	$ --		$ 232,758
Cost of sales (excluding amortization of intangibles)	196,042	(10,793)	b	185,249	107,824	--		107,824
GROSS PROFIT	178,061	50,653		228,714	124,934	--		124,934
Selling, general and administrative expenses	66,341	(4,994)	c	61,347	39,093	(5,674)	c	33,419
Acquisition-related costs	29,289	(29,289)	d	--	1,978	(1,978)	d	--
Research and development expenses	21,389	--		21,389	15,857	--		15,857
Amortization	27,381	(27,381)	e	--	4,978	(4,978)	e	--
TOTAL OPERATING EXPENSES	144,400	(61,664)		82,736	61,906	(12,630)		49,276
OPERATING INCOME	33,661	112,317		145,978	63,028	12,630		75,658
Amortization of financing costs	(11,099)	11,099	f	--	(622)	622	f	--
Non-cash interest expense	(3,954)	3,954	g	--	(3,427)	3,427	g	--
Interest expense, net	(17,930)	--		(17,930)	(2,960)	--		(2,960)
Gain (loss) from product acquisitions and divestitures	9,807	(9,807)	h	--
Other non-operating income, net	980	420	i	1,400	202	(594)	j	(392)
INCOME BEFORE TAXES FROM CONTINUING OPERATIONS	11,465	117,983		129,448	56,221	16,085		72,306
Income tax provision	4,278	44,887	k	49,164	20,537	5,347	k	25,884
NET INCOME FROM CONTINUING OPERATIONS	$ 7,187	$ 73,096		$ 80,284	$ 35,684	$ 10,738		$ 46,422
DILUTED NET INCOME PER SHARE	$ 0.06	$ 0.62		$ 0.68	$ 0.32	$ 0.09		$ 0.41
FROM CONTINUING OPERATIONS
DILUTED SHARES OUTSTANDING	118,535	118,535		118,535	112,644	112,644		112,644
Gross Margin	47.6%			55.2%	53.7%			53.7%
Operating Margin	9.0%			35.3%	27.1%			32.5%

a - Costs associated with price increases
b - Amortization of inventory step-up and accelerated depreciation on plant assets
c - Stock compensation expense
d - Acquisition-related costs
e - Acquisition-related amortization
f - Amortization of debt financing costs
g - Non-cash interest expense on convertible debt outstanding
h - Includes gain (loss) from product acquisitions and divestitures
i - Includes other costs associated with acquisitions, litigation settlements and foreign currency adjustments
j - Includes non-cash settlement of product warranty liability and litigation settlements
k - Total tax effect from non-GAAP pre-tax adjustments

AKORN, Inc.
2014 FINANCIAL GUIDANCE

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP ADJUSTED NET INCOME

	Prior	Prior Outlook	Updated
	Outlook a	Revised b	Outlook c
GAAP NET INCOME	$63 - 69	$63 - 69	$38 - 41	million

Add:
Intangible asset amortization expense	$32	$32	$45	million
Share-based compensation Expense	$6	$6	$6	million
Non-cash interest expense	$5	$5	$5	million
Amortization of deferred financing costs	$10	$10	$18	million
Acquisition-related expenses & other adjustments	$33 - 34	$59	$82	million

Subtract:
Tax effect of adjustments	($33 - 33)	($42 - 42)	($59)	million

ADJUSTED NET INCOME	$118 - 125	$134 - 140	$136 - 138	million

ADJUSTED NET INCOME PER DILUTED SHARE	$1.00 - 1.05	$1.13 - 1.18	$1.13 - 1.15

SHARES USED IN COMPUTING NET INCOME PER SHARE	118	118	120	million

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP ADJUSTED EBITDA

GAAP NET INCOME	$63 - 69	$63 - 69	$38 - 41	million

Add:
Depreciation & amortization expense	$45	$45	$60	million
Interest expense, net (cash & non-cash)	$36	$36	$36	million
Income tax provision	$37 - 41	$37 - 41	$26 - 29	million
EBITDA	$181 - 190	$181 - 190	$161 - 166	million

Add:
Share-based compensation expense	$6	$6	$6	million
Amortization of deferred financing costs	$10	$10	$18	million
Acquisition-related expenses & other adjustments	$32 - 33	$58	$80	million
ADJUSTED EBITDA	$230 - 240	$255 - 265	$265 - 270	million

a - Prior Outlook was provided on a GAAP-basis.
b - Prior Outlook revised to exclude $25 million in estimated cost of price increases
c - Updated Outlook which excludes the impact of costs associated with price increases
CONTACT: Investor Relations:
         Alpha IR Group
         Chris Hodges
         (312) 445-2870

         At the Company:
         Akorn, Inc.
         Tim Dick, Chief Financial Officer
         (847) 279-6150